UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2003

DDS TECHNOLOGIES USA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30498	13-4253546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 East Palmetto Park Road, Suite 510, Boca Raton, Florida 33432
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code 561-750-4450

2206 NE 26th Street, Fort Lauderdale, Florida 33305
(Former name of registrant as specified in its charter)

Item 7. Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired
     This amendment provides the financial statements required by Item 7(a) of DDS Technologies USA, Inc. (then known as Black Diamond Industries, Inc.) (Commission File No. 000-30494) which were included in the registrant's Form 10-KSB/A for the fiscal year ended October 31, 2002 and in the Form 10-QSB for the quarter ended January 31, 2003, attached hereto as Exhibits 99.1 and 99.2.

(b) Pro Forma Financial Information
     Inasmuch as the transaction reported will be accounted for as a recapitalization rather than a purchase, the proforma financial informed or required by Item 7(b) is inapplicable.

(c) Exhibits.

Exhibit No.            Description

99.1                        Financial Information - fiscal year ended October 31, 2002

99.2                        Financial Information - quarter ended January 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DDS TECHNOLOGIES USA, INC.

Date: August 4, 2003	By: /s/ Ben Marcovitch
Name: Ben Marcovitch
Title: President

EXHIBIT INDEX

Exhibit No.                            Description

99.1                                        Financial Information - fiscal year ended October 31, 2002

99.2                                        Financial Information - quarter ended January 31, 2003